Exhibit H-2

                   ORGANIZATIONAL CHART
        Investments in Exempt Wholesale Generators

                 --------------------------
                |  Central and South West  |
                |       Corporation        |
                 --------------------------
                             |
                             |
                             |
                 --------------------------
           -----|     CSW Energy, Inc.     |---------------------
          |      --------------------------                      |
          |                  |      |                            |
          |                  |       ----------------            |
          |                  |                       |           |
          |      --------------------------    -----------       |
          |     |    CSW Development - 3   |  |  Newgulf  |      |
          |     |           Inc            |  |   Power   |      |
          |      --------------------------   |  Venture  |      |
          |                                    -----------       |
          |                                                      |
         --------------------                               ------------
        |                    |                             |            |
        |                    |                  --------------   -------------
        |                    |                 | CSW Frontera | | CSW Frontera|
  ----------------    -----------------        |   GP I, Inc. | |   LP I, Inc.|
 |  CSW Northwest |  |  CSW Northwest  |        --------------   -------------
 |   GP, Inc.     |  |   LP, Inc.      |               |                |
  ----------------    -----------------         --------------   -------------
                                               | CSW Frontera | | CSW Frontera|
                                               |  GP II, Inc. | |  LP II, Inc.|
                                                --------------   -------------
                                                       |                |
                                                   --------------------------
                                                  | Frontera Generation Ltd. |
                                                  |       Partnership        |
                                                   --------------------------